SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant:                        [X]
Filed by a Party other than the Registrant: [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Materials Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  PROBEX CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                                  PROBEX CORP.
                                   1467 LeMay
                                    Suite 111
                             Carrollton, Texas 75007
                            Telephone (972) 466-1555
                               Fax (972) 466-1556

                                                                   June 16, 2000

Dear Probex Corp. Stockholder:

         I am pleased to invite you to Probex's Special Meeting of Stockholders. The meeting will be at 9:00 a.m., local time, on Wednesday, July 19, 2000, at the offices of the company, 1467 LeMay, Suite 111, Carrollton, Texas 75007.

         At the meeting, you and the other stockholders will vote on the proposal to approve the 1999 Omnibus Stock and Incentive Plan, as amended and restated. You also will have the opportunity to hear what has happened in our business in the past quarter and to ask questions.

         We hope you can join us on July 19th. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please mark your votes on the enclosed proxy, sign and date the proxy, and return it to us in the enclosed envelope. Your vote is important, so please return your proxy promptly.

                                                     Sincerely,



                                                     /s/ Thomas G. Plaskett
                                                     ---------------------------
                                                     Thomas G. Plaskett
                                                     Chairman of the Board and
                                                     Chief Executive Officer

                     --------------------------------------

                           NOTICE AND PROXY STATEMENT

                     --------------------------------------

                                  PROBEX CORP.
                              1467 LeMay, Suite 111
                             Carrollton, Texas 75007

                                  June 16, 2000

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            To Be Held July 19, 2000

     Probex Corp. will hold a Special Meeting of Stockholders at the offices of Probex Corp., 1467 LeMay, Suite 111, Carrollton, Texas 75007, on Wednesday, July 19, 2000, at 9:00 a.m., local time.

     We are holding this meeting:

o to approve the 1999 Omnibus Stock and Incentive Plan, as amended and restated; and

o    to transact any other business that properly comes before the meeting.

     Your Board of Directors has selected June 9, 2000 as the record date for determining stockholders entitled to vote at the meeting. A list of stockholders on that date will be available for inspection at the offices of Probex Corp., 1467 LeMay, Suite 111, Carrollton, Texas 75007, for ten days before the meeting.

     This Notice and Proxy Statement are being distributed to stockholders on or about June 16, 2000.

                                            By Order of the Board of Directors




                                            /s/ Thomas G. Plaskett
                                            ------------------------------------
                                            Thomas G. Plaskett
                                            Chairman of the Board and
                                            Chief Executive Officer

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

GENERAL INFORMATION..........................................................  1

PRINCIPAL STOCKHOLDERS.......................................................  3
         Security Ownership of Certain Beneficial Owners.....................  3
         Security Ownership of Management....................................  4

EXECUTIVE COMPENSATION........................................................ 6
         General.............................................................. 6
         Summary Compensation Table........................................... 6
         Options/SAR Grants Table ............................................ 8
         Fiscal Year End Option Values ....................................... 9
         Compensation of Directors ........................................... 9

PROPOSALS.....................................................................11
         Proposal 1 - Approval of the Amended and Restated
               1999 Omnibus Stock and Incentive Plan..........................11

OTHER BUSINESS................................................................18

SUBMISSION OF STOCKHOLDER PROPOSALS...........................................18

EXHIBIT A - 1999 Omnibus Stock and Incentive Plan, as amended and restated

                               GENERAL INFORMATION

Q:       Who is soliciting my proxy?

A: We--the Board of Directors of Probex Corp.--are sending you this Proxy Statement in connection with our solicitation of proxies for use at Probex's July 19, 2000 Special Meeting of Stockholders. Certain directors, officers and employees of Probex also may solicit proxies on our behalf by mail, phone, fax or in person.

Q:       Who is paying for this solicitation?

A:       Probex   will  pay  for  the   solicitation   of   proxies,   including
         out-of-pocket expenses estimated to be $15,000. Probex also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of Probex common stock.

Q:       What am I voting on?

A: You are voting on the proposal to approve the 1999 Omnibus Stock and Incentive Plan, as amended and restated.

Q:       Who can vote?

A: Stockholders of record of Probex's common stock at the close of business on June 9, 2000, are entitled to vote at the meeting. Each stockholder is entitled to cast one vote for each share of common stock owned.

Q.       How do I vote?

A. You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting. If you have shares held by a broker or other nominee, you may instruct your broker or nominee to vote your shares by following the instructions that the broker or nominee provides you. Most brokers offer voting by mail, telephone and Internet.

Q.       How do proxies work?

A. The Board of Directors of Probex Corp. is asking for your proxy. Giving your proxy to the persons named by us means you authorize them to vote your shares at the meeting in the manner you direct.

         If you sign and return the enclosed proxy card but do not specify how your shares are to be voted, your shares will be voted FOR the proposal to approve the 1999 Omnibus Stock and Incentive Plan, as amended and restated.

Q:       What constitutes a quorum?

A: On the record date, Probex had 25,435,299 shares of common stock, no par value, outstanding. Voting can take place at the Special Meeting only if stockholders owning a majority of the voting power of the common stock (that is, a majority of the total number of votes entitled to be cast) are present, either in person or by proxy. If you do not vote, or if a broker holding your shares in "street" or "nominee" name indicates to us on a proxy that you have not voted and it lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

         You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you also hold shares through a broker or other nominee, you may also get material from them asking how you want to vote. To be sure that all of your shares are voted, we encourage you to respond to each request you receive.

Q.       How do I revoke a proxy?

A. You may revoke your proxy before it is voted by submitting a new proxy with a later date; by voting in person at the meeting; or by notifying Probex's Secretary in writing at the address listed on the cover letter.

Q.       Will my shares be voted if I don't sign a proxy?

A. If you hold your shares directly in your own name, they will not be voted unless you provide a proxy. Under certain circumstances, shares which you own that are held by a broker may be voted even if you do not provide voting instructions to the broker. Brokerage firms have the authority under the American Stock Exchange rules to vote customers' unvoted shares on certain "routine" matters. The proposal to approve the 1999 Omnibus Stock and Incentive Plan, as amended and restated, is not a "routine" matter, and therefore, your shares will not be voted on this matter if your proxy is not signed.

Q.       How many votes are needed for approval?

A. Approval of the 1999 Omnibus Stock and Incentive Plan, as amended and restated, requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting. For this purpose, an abstention will have the same effect as a vote against the plan. Broker non-votes will not be counted as a vote either for or against the amendment and will not be counted in determining the number of shares entitled to vote on the plan proposal.

         A "broker non-vote" occurs when a broker submits a proxy but does not vote for or against a matter. This will occur when the beneficial owner has not instructed the broker how to vote and the broker does not have discretionary authority to vote in the absence of instructions.

                             PRINCIPAL STOCKHOLDERS

Security Ownership of Certain Beneficial Owners

         The following table sets forth the number of shares of the Company's common stock owned by each person who, as of the record date, was known by the Company to own beneficially more than five percent (5%) of its common stock.

         In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities to which the person has the right to acquire beneficial ownership within sixty (60) days.


Name and Address                                     Amount and Nature                   Percent
of Beneficial Owner                                  of Beneficial Owner                of Class*
-------------------                                  -------------------                ---------

HSB Engineering Finance Corp.                           2,796,114                         11.0%
One State Street
Hartford, CT  06102

Thomas G. Murray                                        1,551,957 (1)                      6.1%
Director
1467 LeMay, Suite 111
Carrollton, TX 75007

Alex D. Daspit                                          1,620,195 (2)                      6.3%
Advisory Director
1467 LeMay, Suite 111
Carrollton, TX 75007

General Conference of                                   1,468,571 (3)                      5.5%
Seventh-day Adventists
12501 Old Columbia Pike
Silver Spring, MD 20904

--------------------------------------------------------------------------------
Notes:
* Based on 25,435,299 shares of common stock outstanding as of June 9, 2000.

1. Includes 85,410 shares that may be acquired pursuant to the exercise of warrants. Excludes 490,000 shares that may be acquired pursuant to the exercise of stock options that have not vested.

2. Includes 85,000 shares that may be acquired pursuant to the exercise of warrants and 100,000 shares that may be acquired pursuant to the exercise of fully vested stock options. Excludes 300,000 shares that may be acquired pursuant to the exercise of stock options that have not vested.

3. Includes 240,750 shares that have been subscribed for but have not yet been issued, and 1,021,333 shares that may be acquired upon the exercise of conversion rights relating to 191,500 shares of 10% Cumulative Convertible Preferred Stock, Series A.

Security Ownership of Management

         The following sets forth the number of shares of the Company's common stock beneficially owned by (1) the individual directors (including advisory directors) of the Company, (2) the "named executive officers" (as defined under "Executive Compensation") of the Company and (3) all executive officers and directors of the Company as a group as of the record date.

         No executive officers or directors own shares of the Series A Preferred Stock.


Name and Address                                      Amount and Nature                  Percent
of Beneficial Owner                                  of Beneficial Owner                of Class*
-------------------                                  -------------------                ---------
K. Bruce Jones                                          935,621 (1)                       3.7%
Director
88 S. Bishop Road
Santa Rosa Beach, FL 32459

Anthony J. Maselli                                       20,000 (2)                        **
Director
109 North Road
Harwinton, CT 06791

Thomas G. Murray                                      1,551,957 (3)                       6.1%
Director
1467 LeMay, Suite 111
Carrollton, TX 75007

Thomas G. Plaskett                                      353,750 (4)                       1.4%
Chairman, CEO & President
1467 LeMay, Suite 111
Carrollton, TX 75007

Charles M. Rampacek                                      10,000 (5)                        **
Director
1467 LeMay, Suite 111
Carrollton, TX 75007

Alex D. Daspit                                        1,620,195 (6)                       6.3%
Advisory Director
1467 LeMay, Suite 111
Carrollton, TX 75007

Nicholas W. Hollingshad                                 832,400 (7)                       3.3%
Advisory Director
3204 Long Prairie Road, Suite C
Flower Mound, TX 75022

William A. Searles                                      251,325 (8)                       1.0%
Advisory Director
179 Hartshorne Rd.
Locust, NJ 07760

All Executive Officers and Directors as a Group       6,860,141 (9)                      25.7%

                                       4


--------------------------------------------------------------------------------
Notes:

*    Based on 25,435,299 shares of common stock outstanding as of June 9, 2000.

**   Represents less than 1% of the outstanding common stock.

1. Includes 445,207 shares owned by CPM Partners, L.L.C. for which Mr. Jones exercises voting control. Mr. Jones disclaims beneficial ownership of these shares. Also includes 154,469 shares that may be acquired pursuant to the exercise of warrants. Excludes 40,000 shares that may be acquired pursuant to the exercise of warrants that have not vested.

2. All of these shares may be acquired pursuant to exercise of warrants. Excludes 40,000 shares that may be acquired pursuant to the exercise of warrants that have not vested.

3. Includes 85,410 shares that may be acquired pursuant to the exercise of warrants. Excludes 490,000 shares that may be acquired pursuant to the exercise of stock options that have not vested.

4. Includes 185,000 shares that may be acquired pursuant to the exercise of warrants. Excludes 165,000 shares that may be acquired pursuant to the exercise of warrants that have not vested.

5. All of these shares may be acquired upon the exercise of stock options that are subject to stockholder approval.

6. Includes 85,000 shares that may be acquired pursuant to the exercise of warrants and 100,000 shares acquirable pursuant to the exercise of fully vested stock options. Excludes 300,000 shares that may be acquired pursuant to the exercise of stock options that have not vested.

7. All of these shares are owned by Probex Southwest Partnership LP, for which Mr. Hollingshad exercises voting control. Mr. Hollingshad disclaims beneficial ownership of these shares, except to the extent of his aggregate pecuniary interest (approximately 16.5%) in the partnership.

8. All of these shares may be acquired pursuant to the exercise of warrants held by American Physicians Service Group, for which Mr. Searles exercises voting control. Mr. Searles disclaims beneficial ownership of these shares.

9. Represents 10 persons and includes 260,000 shares that may be acquired pursuant to the exercise of options, 1,007,086 shares that may be acquired pursuant to the exercise of warrants, and 1,528,932 shares for which the officer or director exercises voting rights but disclaims beneficial ownership.


                             EXECUTIVE COMPENSATION

General

         No officer of the Company received compensation in excess of $100,000 or any cash bonus payment during the fiscal years ended September 30, 1997, 1998, or 1999. Compensation does not include minor business related and other expenses paid by the Company and such amounts in the aggregate do not exceed $10,000. The Company's Chief Executive Officer since October 1999, Thomas G. Plaskett, has never been paid any cash compensation (salary or bonus), but has instead been paid in the form of non-cash compensation as described below. The Company's former Chief Executive Officer from inception to September 1999, Thomas G. Murray, was paid compensation of $71,686 including $45,000 of cash and $26,686 of non-cash, $82,795 including $46,667 of cash and $36,128 of non-cash, and $91,876 including $64,876 of cash and $27,000 of non-cash for the fiscal years ended September 30, 1997, 1998 and 1999, respectively. Messrs. Plaskett and Murray are referred to as the "named executive officers."



Summary Compensation Table

                                            Annual Compensation                 Long-Term Compensation

                           Fiscal                                                                  Securities
                           Year                                                 Restricted         Underlying
                           Ended                                                  Stock             Options/
                           Sept. 30              Salary ($)   Bonus ($)         Awards ($)          SAR (#)
                           ---------             ----------   ---------         ----------       -------------
Thomas G. Plaskett
Chairman/CEO/President     1999                         -           -                 -             350,000 (9)
Chairman of the Board      1998                         -           -                 -                -
Chairman of the Board      1997                         -        1,950 (3)            -                -

Thomas G. Murray
CEO & Senior VP            1999                   64,876 (6)    27,000 (7)            -             490,000 (8)
CEO                        1998                   66,667 (4)    16,128 (5)            -                -
CEO                        1997                   70,000 (1)     1,686 (2)            -                -


--------------------------------------------------------------------------------
Notes:

         Effective March 1, 1995, Mr. Murray was to be paid a total salary of $70,000. However, due to cash flow constraints, the Board of Directors approved an actual cash salary to be paid of $45,000 with the $25,000 remainder deferred. Effective May 31, 1997, the Board of Directors approved the conversion of Mr. Murray's cumulative deferred and unpaid salary for the period March 1, 1995 to May 31, 1997 in the amount of $78,813 into common stock of the Company at $0.11 per share. The price per share was representative of recent private placement offerings and Mr. Murray was issued 716,478 shares of common stock in June 1997. The Company recorded the deferred salary as salaries and wages for the proper accounting period in the Consolidated Financial Statements.

         Effective June 30, 1998, the Board of Directors approved the conversion of Mr. Murray's cumulative deferred and unpaid salary for the period June 1, 1997 to June 30, 1998 in the amount of $27,083 into common stock of the Company. Additionally, the Board of Directors recognized the significant contribution Mr. Murray made during the fiscal year ending September 30, 1998 and approved an issuance of 32,257 shares of common stock of the Company as a performance bonus.

                                       6

Both of these items were valued at $0.50 per share and as a result, Mr. Murray was issued a total of 86,423 shares of common stock in July 1998. The Company recorded the deferred salary as salaries and wages and the performance bonus as stock compensation expense for the proper accounting period in the Consolidated Financial Statements.

         Effective July 1, 1998, Mr. Murray was to be paid a total salary of $65,000. However, due to cash flow constraints, the increase did not start until September 1, 1998 and Mr. Murray was paid at the previously approved $45,000 annual amount. The Company has recorded the difference of $3,333 as an accrued liability at September 30, 1999. The Company recorded the deferred salary as salaries and wages for the proper accounting period in the Consolidated Financial Statements.

         Effective June 4, 1999, the Board of Directors recognized the significant contribution Mr. Murray made during the fiscal year ending September 30, 1999 and approved an issuance of 54,000 shares of common stock of the Company as a performance bonus. The Company has recorded the issuance at a value of $0.50 per share and recorded an amount of $27,000 as stock compensation expense for the proper accounting period in the Consolidated Financial Statements.

(1)  The Salary amount for 1997 represents the following:

     o    $45,000 Cash compensation

     o    $25,000 Deferred salary  for the period  October 1, 1996  to September
                  30, 1997 paid in shares of common stock.
          -------

          $70,000
          =======

(2)  The Bonus amount for 1997 represents the following:
          $ 1,686 Directors fees paid in stock as discussed in (8) below
          =======

(3)  The Bonus amount for 1997 represents the following:
          $ 1,950 Directors fees paid in stock as discussed in (8) below
          =======

(4)  The Salary amount for 1998 represents the following:

     o    $46,667 Cash compensation

     o    $16,667 Deferred  salary  for the  period  October 1, 1997 to June 30,
                  1998 paid in shares of common stock.

     o    $ 3,333 Deferred  salary  for  the  period  July 1, 1998 to August 31,
                  1998.
          -------

          $66,667
          =======

(5)  The Bonus amount for 1998 represents the following:

          $16,128 Performance bonus during  fiscal 1998 paid in shares of common stock
          =======

(6)  The Salary amount for 1999 represents the following:

          $64,876 Cash compensation
          =======

(7)  The Bonus amount for 1999 represents the following:

          $27,000 Performance bonus during  fiscal 1999 paid in shares of common stock.
          =======

(8) In July 1999, the Board of Directors approved and the Company adopted the 1999 Omnibus Stock and Incentive Plan for certain employees to purchase common stock of the Company at $0.50 per share. Effective July 22, 1999, the Company approved the issuance of 2,748,000 stock options to employees of the Company. The option price is $0.50 per share and each share is generally exercisable after meeting five equally weighted goals over a maximum ten-year vesting period. As of September 30, 1999, all of these options had been granted but none had been vested or exercised. Mr. Murray was granted 490,000 options under this issuance.

                                       7

(9) In October 1999, Mr. Plaskett assumed the additional responsibilities of Chief Executive Officer and President of the Company in addition to his continuing role as Chairman of the Board. Mr. Plaskett is not paid any cash compensation for these roles, however, he was granted 250,000 warrants to purchase common stock of the Company at $1.00 per share for a five-year period. 50% of this award, or 125,000 warrants, vested immediately upon issuance and the remaining 50%, or 125,000 warrants, will vest in the future in accordance with the Company achieving certain milestones. Additionally, in August 1999, the Board of Directors approved an issuance of 100,000 warrants to each outside (non-employee) director to purchase common stock of the Company at $0.50 per share for a five-year period. Mr. Plaskett received 100,000 warrants of which 60,000 vested immediately and the remaining 40,000 will vest subject to the Company achieving certain performance milestones.


Options/SAR Grants Table

                                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                              (Individual Grants)

                                    Number of        Percent of
                                    Securities       Total Options/
                                    Underlying       SAR's Granted     Exercise or
                                    Options/SAR's    to Employees      Base Price       Expiration
Name and Principal Position         Granted (#)      in Fiscal Year        ($/SH)            Date
---------------------------         ---------------------------------  --------------   ---------------
Thomas G. Plaskett
Chairman, CEO & President            100,000 (1)           N/A             $0.50          8/28/2004

Thomas G. Plaskett
Chairman, CEO & President            250,000 (2)            8%             $1.00          9/30/2004

Thomas G. Murray
Former CEO                           490,000 (3)           16%             $0.50          6/30/2008


--------------------------------------------------------------------------------
Notes:

1. Represents five-year warrants granted to purchase common stock of the Company as consideration for director's services. Of the total 100,000 warrants that were granted, 60,000 have vested, and the remaining 40,000 will vest in the future in accordance with the Company achieving certain performance milestones.

2. Represents warrants granted to purchase common stock of the Company as consideration for assuming the responsibilities of CEO and President in October 1999. Of the total 250,000 warrants that were granted, 125,000 have vested, and the remaining 125,000 will vest in the future in accordance with the Company achieving certain performance milestones.

3. Represents options under the Company's 1999 Omnibus Stock and Incentive Plan. The option price is $0.50 per share and each share is generally exercisable after meeting five equally weighted goals over a maximum ten-year vesting period. As of September 30, 1999, none of these options had vested.

Fiscal Year End Option/SAR Values

                                   FISCAL YEAR END OPTION/SAR VALUES

                                       Number of Securities            Value of Unexercised
                                      Underlying Unexercised               In-The-Money
                                          Options/SAR's                    Option/SAR's
                                          at 9/30/99 (#)                     at 9/30/99
                                    ------------------------           ---------------------

Name and Principal Position         Exercisable/Unexercisable          Exercisable/Unexercisable
---------------------------         -------------------------          -------------------------
Thomas G. Plaskett                  60,000 (1)/40,000 (1)              $148,080 (4)/ $98,720 (4)
Chairman, CEO & President

Thomas G. Plaskett                  125,000 (2)/125,000 (2)            $308,500 (4)/$308,500 (4)
Chairman, CEO & President

Thomas G. Murray,                   -    (3)/ 490,000 (3)              $ - (4)/$1,209,320 (4)
Former CEO

--------------------------------------------------------------------------------
Notes:

1. Represents five-year warrants granted to purchase common stock of the Company as consideration for director's services. 100,000 warrants were granted in total, of which 60,000 vested and the remaining 40,000 will vest in the future in accordance with the Company achieving certain performance milestones.

2. Represents warrants granted to purchase common stock of the Company as consideration for assuming the responsibilities of CEO and President in October 1999. 250,000 warrants were granted in total, of which 125,000 vested and the remaining 125,000 will vest in the future in accordance with the Company achieving certain performance milestones.

3. Represents options under the Company's 1999 Omnibus Stock and Incentive Plan. The option price is $0.50 per share and each share is generally exercisable after meeting five equally weighted goals over a maximum ten-year vesting period. As of September 30, 1999, none of these options had vested.

 4.      Value based upon a price per share of $2.468 on September 30, 1999.


Compensation of Directors

         The Company does not pay the Board of Directors fees for attendance or similar remuneration. However, in December 1996, the Company issued 579,720 shares of common stock to four directors (of which two are officers) in recognition of services performed. Thomas G. Plaskett, K. Bruce Jones and Alex
D. Daspit were each issued 150,000 shares and Thomas G. Murray was issued 129,720 shares. The shares were valued at $0.013 per share based upon an average book value calculation of the Company at that time.

         Additionally, in August 1999, the Board of Directors approved an issuance of 100,000 warrants to each outside (non-employee) director to purchase common stock of the Company at $0.50 per share for a five-year period ending August 2004, of which 60,000 vested and the remaining 40,000 are subject to achievement of certain performance conditions. Thomas G. Plaskett, K. Bruce Jones and Anthony J. Maselli were each issued these warrants.

         In March 2000, the Compensation Committee recommended, and the Board of Directors approved, a compensation program for outside directors of the Company. Under this program, any new outside director will receive options to purchase 10,000 shares of common stock on the date the director is elected to the Board of Directors, at the fair market value (generally the closing price of the common stock as reported on the American Stock Exchange) on the date of such grant. In addition, all outside directors will be entitled to receive, on an annual basis, options to purchase 25,000 shares of common stock as of the end of each calendar year for services rendered during the calendar year. Further, all advisory directors will be entitled to receive, on an annual basis, options to purchase 12,500 shares of common stock on the same basis. The options will be granted as of the last business day of the calendar year to all persons who are outside directors and advisory directors on such date at the fair market value on that date. The Company also reimburses directors for any out-of-pocket expenses incurred by them in conjunction with the business.

                                  PROPOSAL ONE

                                 APPROVAL OF THE
                      1999 OMNIBUS STOCK AND INCENTIVE PLAN

Proposal

         The Company is requesting stockholder approval of the 1999 Omnibus Stock and Incentive Plan for Probex Corp. (the "1999 Plan"), which was adopted by the Board of Directors effective July 22, 1999, in order to make awards of incentive stock options to purchase an aggregate of 2,748,000 shares thereunder; and which was amended in March 2000, primarily to increase the number of shares available under the 1999 Plan from 2,750,000 to 5,750,000 shares.

         The Board of Directors believes that the Company's continued ability to attract, motivate and retain experienced and highly qualified employees will have a direct impact on the future success and profitability of the Company. The purpose of the 1999 Plan is to advance the interests of the Company and increase stockholder value by providing additional incentives to attract, retain and motivate those qualified and competent employees, Directors and Consultants upon whose efforts and judgment its success is largely dependent.

         The Board of Directors believes that an additional share reserve of 3,000,000 shares, which was approved by the Board in connection with the amendment adopted in March 2000, is necessary to enable the Company to attract, maintain and motivate qualified individuals and industry experts, including a Chief Executive Officer. The ability of the Company to attract and maintain such qualified individuals is critical to the Company during this period in which the Company is evolving from a development corporation to an operational corporation. In order to accomplish the foregoing, the Board of Directors has approved, and recommends to the Company's stockholders that they approve, the 1999 Plan, including, without limitation, the amendment which increased the shares reserved under the Plan from 2,750,000 to 5,750,000. The Compensation Committee of the Board of Directors has indicated that, if the 1999 Plan is approved by the stockholders, it intends to award, from the additional 3,000,000 shares, nonqualified stock options to purchase an aggregate 420,000 shares of common stock to certain officers and directors of the Company as follows:

                                NEW PLAN BENEFITS
                      1999 OMNIBUS INCENTIVE AND STOCK PLAN

                                             Exercise                Number of
Name and Position                            Price ($)                Options
-----------------                            ---------               ---------

Executive Officer Group                       1.875                  300,000 (1)

Non-Executive Director Group                  3.437                   10,000 (2)

Non-Executive Officer Employee Group          1.875                  110,000 (1)


(1) Shares purchasable upon the exercise of options granted to employees generally vest over a four year period at the rate of 25% per year and expire as provided in the option, but not later than the tenth anniversary of the date of grant. With respect to the options granted to two executive officers, each officer received options to purchase 50,000 shares which vested immediately, and the remainder of the options will vest over the four year period. The exercise price of these options was based on the conversion price for the Company's common stock as established in connection with the private placement of the Company's Series A Preferred Stock, which was completed in December 1999. The option program was initially approved in December 1999, subject to the satisfaction of certain conditions which occurred in the first quarter of 2000.

(2) Shares purchasable upon the exercise of options granted to directors vest immediately upon grant and expire as provided in the option, but not later than the tenth anniversary of the date of grant. The exercise price of these options was based upon the closing price of the Company's common stock as reported on the American Stock Exchange on the date of grant.

If the 1999 Plan, as amended to increase its available shares to 5,750,000, is not approved by the stockholders, the foregoing awards of options will not be made and the Company will continue to operate under the original July 22, 1999 version of the 1999 Plan, with its maximum of 2,750,000 shares, and under which there currently are only 2,000 shares available to be awarded, except the Company shall not grant any additional options or other awards under the 1999 Plan. In addition, although the incentive stock options previously awarded in July 1999 will remain outstanding, the failure of stockholders to approve the 1999 Plan will result in such options losing their status as incentive stock options and automatically converting to non-qualified stock options. There will be no other effect on these outstanding options.

         The full text of the 1999 Plan is attached to this Proxy Statement as EXHIBIT A. The principal features of the 1999 Plan are described below, but the description is qualified in its entirety by reference to the text.

General Information

         The 1999 Plan will be administered by a Committee of the Board of Directors (the "Committee") not less than two (2) in number, appointed by the Board, unless, and to the extent, the Board is required to, or expressly elects to, itself act as the Committee. The 1999 Plan provides for the granting of options, restricted stock awards and performance awards. The Committee shall have the authority, consistent with the terms of the 1999 Plan: (i) to select the officers, Directors, key employees of and consultants to the Company to whom awards may from time to time be granted; (ii) to determine whether and to what extent awards are to be granted to one or more eligible persons; (iii) to determine the number of shares to be covered by each such award granted; and
(iv) to determine the terms and conditions, not inconsistent with the terms of the 1999 Plan, of any award granted (including, but not limited to, the agreed value and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions, based in each case on such factors as the Committee shall determine in its sole discretion), and to amend or waive any such terms and conditions to the extent not otherwise prohibited by the terms and conditions of the 1999 Plan. Notwithstanding the forgoing, during any calendar year, beginning with the calendar year 2000, the maximum number of shares for which an award may be granted under the 1999 Plan to any person, whose compensation is subject to the limitation on deductibility under Section 162(m) of the Code, is 1,100,000 shares. The Committee is authorized, in its sole discretion to interpret all of the terms and provisions of the 1999 Plan, and will also make all other determinations that it decides are necessary or desirable in the interpretation and administration of the 1999 Plan.

         Under the 1999 Plan, as amended, the maximum number of shares of common stock that the Company may issue under awards is 5,750,000, plus shares which are reacquired pursuant to the special share repurchase plan. Under the share repurchase plan, which is expressly set forth in the 1999 Plan, shares may be
(i) repurchased by the Company in the open market, or (ii) (at discretion of the Board of Directors) deemed as repurchased from authorized but unissued, or treasury, shares at a deemed reacquistion price equal to the closing price of the shares on the date of the deemed reacquisition, provided that each actual purchase or deemed repurchase under the share repurchase plan must be done only with the cash proceeds (not previously used for such purpose) received by the Company with respect to exercised options granted under the Plan. Also shares delivered to the Company in full or partial payment of the exercise price of an option issued under the Plan will be considered repurchased shares. Notwithstanding the foregoing, the aggregate number of repurchased shares available under the Plan shall not exceed 75% of the shares authorized for grant under the 1999 Plan at the time of reference, and none of the repurchased shares can be subject to an incentive stock option.

Awards under the 1999 Plan

         Stock Options. A stock option ("Option"), which may be a non-qualified or an incentive stock option, is the right to purchase a specified number of shares of common stock at a price ("Option Price") fixed by the Committee. The Option Price shall be any price determined by the Committee; provided, however, that in the case of an incentive stock option, the Option Price per share may not be less than the fair market value of a share on the date of grant. The aggregate fair market value (determined as of the date of grant) of the shares with respect to which an incentive stock option is exercisable for the first time by an optionee during any calendar year may not exceed $100,000. Generally, the Committee, in its sole discretion, may change the terms of an outstanding award, provided it obtains the holder's approval where required by the terms of the award or the 1999 Plan. The Committee is required to change the terms of Options outstanding under the 1999 Plan, with respect to the Option Price or the number of available shares subject to the Options, or both, when the Committee, in its sole discretion, determines that such adjustments are appropriate by reason of certain corporate transactions, such as the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares.

         The forfeitable (non-vested) portion of awards typically terminate within a short period (i.e. 30 days) following a holder's termination of employment by the Company. The period from termination of employment to termination of the award is extended, in the case of an Option to: (i) 12 months, where the termination is by reason of death; (ii) 3 months, where the termination is by reason of disability; and (iii) such other period as may be provided in the Option. In all cases, Options will terminate not later than ten years after their date of grant. The Committee, in its sole discretion, may accelerate the date on which all or any portion of an otherwise unexercisable Option may be exercised or a restriction will lapse. Additionally, the Committee may condition the exercise of any Option upon the attainment of specified performance goals or other factors as the Committee may determine in its sole discretion.

         Incentive stock options shall not be granted to any person owning directly (or indirectly pursuant to Section 425(d) of the Internal Revenue Code) at the date of grant, stock representing more than 10% of the total combined voting power of all classes of stock of the Company at the date of grant, unless the Option Price is at least 110% of the fair market value on the date of grant and the exercise period shall not exceed five (5) years from the date of grant.

         Non-Qualified Stock Options. Non-qualified stock options may be granted under the 1999 Plan and shall contain such terms and provisions as shall be determined by the Committee.

         Restricted Shares Award. A restricted shares award is an award of common stock which is subject to a substantial risk of forfeiture during its period of restriction, which period shall be selected by the Committee. The restrictions on restricted shares shall lapse in whole, or in installments, over the periods selected by the Committee; provided, however, that a complete lapse always shall occur on or before the ninth anniversary of the date of grant. Further, the Committee may accelerate the date on which restrictions lapse with respect to any restricted shares.

         Each eligible person receiving a restricted shares award will have all of the rights of a stockholder with respect to the restricted shares, such as voting rights and the right to receive any dividends. Such restricted shares will be registered in the holder's name and bear a restrictive legend disclosing the restrictions; provided, however, such certificates shall be deposited with the Company endorsed in blank with the necessary stock powers or other instruments of assignment. During the restricted period, any distributions in the form of shares, cash or other property (other than regular cash dividends) made with respect to shares shall be subject to the same restrictions as the corresponding shares, and such restrictions shall lapse at the same time the restrictions on the corresponding shares(s) lapse; and all such restricted share distributions will remain in the custody of the Company until that lapse date. Restricted shares shall constitute issued and outstanding common stock for all corporate purposes. Once the restrictions shall have lapsed, the stock certificates and any related distributions, will be delivered to the entitled holder.

         Performance Awards. The Committee may grant performance awards, which may in the sole discretion of the Committee represent a common share or be related to the increase in the value of a common share, or be contingent on the Company's achievement of the specified performance measures during the performance period, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and restricted share awards or options valued by reference to earnings per share or subsidiary performance. Such performance awards may be granted alone, in addition to, or in tandem with other awards made under, or outside, the 1999 Plan.

         The Committee shall establish the performance measures for each performance period, and such performance measures, and the duration of such performance period, may differ with respect to each eligible person who receives a performance award, or with respect to separate performance awards issued to the same eligible person. Generally, the eligible person must remain employed by the Company until the expiration of the performance period to be entitled to the performance award; provided, however, that the Committee may specify in the performance award agreement that a specified amount earned under the performance award will be payable to the holder for the period between the date of grant and date of termination of employment.

Other Provisions.

         In the event of either a change in control, or a potential change in control, unless otherwise expressly provided by the Committee prior to such event, (i) all awards, shall become fully exercisable, nonforfeitable, or the restricted periods shall terminate, as the case may be, and (ii) the value of all outstanding non-qualified stock options shall be cashed out on the basis of the change in control price, effective as of the date of the change in control, or on such other date as determined by the Committee.

         If at any time while the 1999 Plan is in effect or awards with respect to available shares are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then and in such event appropriate adjustments shall be made to the maximum number of available shares which may be granted, and in the case of each award, the number of shares subject to the award and (where applicable) the consideration to be paid by the holder in order to acquire the shares. Except as otherwise provided in the 1999 Plan, no adjustment shall be made to the available shares for shares of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale to an unrelated party or for fair market value, or upon the exercise of rights or warrants subscribed therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities.

         No holder or other person shall be, or have any of the rights and privileges of, the owner of the shares subject to an award unless and until certificates representing such common stock shall have been issued and delivered to such holder or other person. An award is not transferable except to the holders beneficiary, or (except for an incentive stock option), with the consent of the Committee, to the holder's immediate family or to a charity.

Certain Federal Income Tax Consequences of Options

         For purposes of this discussion, the term "employer" shall be deemed to include a person's employer and the Company for whom a non-employee performs services.

         An employee to whom an incentive option which qualifies under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), is granted will not recognize income at the time of the grant or exercise of such Option. No federal income tax deduction will be allowable to the employee's employer upon the grant or exercise of such option. However, upon the exercise of an incentive stock option, special alternative minimum tax rules apply for the employee. Additionally, when the employee sells the shares attributable to the exercise of an incentive stock option more than one year after the date of exercise and more than two years after the date of grant (the "Minimum ISO Period"), the employee will normally recognize a capital gain or loss equal to the difference, if any, between the sales price of such shares and the exercise price. If the employee does not hold such shares for the Minimum ISO Period, when the employee sells such shares, the employee will recognize ordinary compensation income equal (per share) to the excess of the exercise price over the lesser of (i).the fair market value of the share on the date of exercise, or
(ii) the amount realized on the sale, and any amount of gain realized on the sale which is in excess of the gain under (i) (if applicable) will be capital gain. Subject to the applicable provisions of the Code and regulations thereunder, including Section 162(m) of the Code, the employee's employer will generally be entitled to a federal income tax deduction in the amount of employee's ordinary compensation income.

         An individual to whom a non-qualified option is granted will not recognize income at the time of the grant of such option. When such optionee exercises such non-qualified option, the optionee will recognize ordinary compensation income equal to the difference, if any, between the option price paid and the fair market value, as of the date of the option exercise, of the shares the optionee receives. The tax basis of such shares to such optionee will be equal to the option price paid plus the amount includable in the optionee's gross income, and the optionee's holding period for capital gain treatment upon the sale of such shares will commence on the day on which the optionee exercises the option and recognizes taxable income with respect to such shares. Subject to the applicable provisions of the Code and regulations thereunder, including those in Section 162(m) of the Code, the employer of such optionee will generally be entitled to a federal income tax deduction with respect to the exercise of such non-qualified option in an amount equal to the ordinary compensation income recognized by the optionee. Any compensation includable in the gross income of an employee with respect to the exercise of a non-qualified option will be subject to appropriate federal income withholding and employment taxes.

         The discussion above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options or their employers or to describe tax consequences based on particular circumstances and does not address awards other than options. It is based on federal income tax law and interpretational authorities as of the date of this proxy statement, which are subject to change at any time.

Vote Necessary to Approve the Proposal

         The affirmative vote of a majority of the shares of common stock present and voting at the meeting is necessary for the approval of the 1999 Plan.

The text of the 1999 Plan is attached to this Proxy Statement as EXHIBIT A.

                       THE BOARD OF DIRECTORS RECOMMENDS A
                       VOTE "FOR" THE PROPOSAL TO APPROVE
                           THE 1999 OMNIBUS STOCK AND
                         INCENTIVE PLAN, AS AMENDED AND
                                    RESTATED.

                                 OTHER BUSINESS

         The Company is not aware of any business to be acted upon at the Special Meeting other than that which is explained in this Proxy Statement. In the event that any other business calling for a vote of the stockholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

         The Company did not hold an annual meeting for the year ended September 30, 1999. The Company, however, anticipates that it will hold its next annual meeting for the year ending September 30, 2000, in February 2001. Any stockholder who wishes to present a proposal for action at the 2001 annual meeting of stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company, must deliver such proposal to the Company at its principal executive offices, no later than September 30, 2000, in such form as is required under regulations promulgated by the Securities and Exchange Commission.

                                    EXHIBIT A
                                    ---------


                      1999 OMNIBUS STOCK AND INCENTIVE PLAN

                                       For

                                  PROBEX CORP.


                                                              TABLE OF CONTENTS

1.       Purpose..................................................................................................1

2.       Definitions..............................................................................................1
         (a)      "Affiliate".....................................................................................1
         (b)      "Award".........................................................................................1
         (c)      "Available Shares"..............................................................................1
         (d)      "Board".........................................................................................1
         (e)      "Cause".........................................................................................1
         (f)      "Change in Control".............................................................................2
         (g)      "Change in Control Price".......................................................................3
         (h)      "Code"..........................................................................................3
         (i)      "Committee".....................................................................................3
         (j)      "Common Stock"..................................................................................3
         (k)      "Company".......................................................................................3
         (l)      "Consultant"....................................................................................3
         (m)      "Date of Grant".................................................................................3
         (n)      "Director"......................................................................................3
         (o)      "Disability"....................................................................................3
         (p)      "Effective Date"................................................................................3
         (q)      "Eligible Person"...............................................................................3
         (r)      "Fair Market Value".............................................................................4
         (s)      "Holder"........................................................................................4
         (t)      "Immediate Family"..............................................................................4
         (u)      "Incentive Stock Option"........................................................................4
         (v)      "Non-qualified Stock Option"....................................................................4
         (w)      "Option"........................................................................................4
         (x)      "Optionee"......................................................................................4
         (y)      "Option Price"..................................................................................4
         (z)      "Option Proceeds"...............................................................................4
         (aa)     "Outside Director"..............................................................................5
         (bb)     "Parent"........................................................................................5
         (cc)     "Performance Award".............................................................................5
         (dd)     "Performance Period"............................................................................5
         (ee)     "Plan"..........................................................................................5
         (ff)     "Plan Year".....................................................................................5
         (gg)     "Potential Change In Control"...................................................................5
         (hh)     "Reacquired Shares".............................................................................5
         (ii)     "Restriction(s)"................................................................................5
         (jj)     "Restricted Period".............................................................................6
         (kk)     "Restricted Shares".............................................................................6
         (ll)     "Restricted Share Award"........................................................................6
         (mm)     "Restricted Share Distributions"................................................................6
         (nn)     "Share(s)"......................................................................................6




         (oo)     "Spread"........................................................................................6
         (pp)     "Subsidiary"....................................................................................6
         (qq)     "1933 Act"......................................................................................6
         (rr)     "1934 Act"......................................................................................6

3.       Award of Available Shares................................................................................6

4.       Conditions for Grant of Awards...........................................................................7

5.       Grant of Options.........................................................................................8

6.       Option Price.............................................................................................9

7.       Exercise of Options......................................................................................9

8.       Exercisability of Options................................................................................9

9.       Termination of Option Period............................................................................10

10.      Incentive Stock Options for 10% Shareholder.............................................................10

11.      Non-qualified Stock Options.............................................................................10

12.      Restricted Share Awards.................................................................................11

13.      Performance Awards......................................................................................12

14.      Acceleration............................................................................................12

15.      Adjustment of Available Shares..........................................................................13

16.      Transferability of Awards...............................................................................14

17.      Issuance of Shares......................................................................................14

18.      Administration of the Plan..............................................................................15

19.      Tax Withholding.........................................................................................17

20.      Interpretation..........................................................................................17

21.      Amendment and Discontinuation of the Plan...............................................................17

22.      Section 83(b) Election..................................................................................18

23.      Effective Date and Termination Date.....................................................................18


                      1999 Omnibus Stock And Incentive Plan
                                       For
                                  Probex Corp.

1. Purpose. The purpose of this Plan is to advance the interests of Probex Corp. and increase shareholder value by providing additional incentives to attract, retain and motivate those qualified and competent employees, Directors and Consultants upon whose efforts and judgment its success is largely dependent.

2. Definitions. As used herein, the following terms shall have the meaning indicated:

         (a) "Affiliate" means any entity other than the Parent that is designated by the Board as a participating employer under the Plan, provided that the Parent directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

         (b) "Award" shall mean either an Option, a Restricted Share Award, or a Performance Award, except that where it shall be appropriate to identify the specific type of Award, reference shall be made to the specific type of Award.

         (c) "Available Shares" shall mean, at each time of reference, the total number of Shares described in Section 3 with respect to which the Committee may grant an Award, all of which Available Shares shall be held in the Parent's treasury or shall be made available from authorized and unissued Shares.

         (d) "Board" shall mean the Board of Directors of the Parent.

         (e) "Cause" shall mean either (a) an Optionee's material failure or refusal to perform his duties if Optionee has failed to cure such failure or refusal to perform within thirty (30) days after the Company notifies Optionee in writing of such failure or refusal to perform, or (b) that the Optionee is involuntarily terminated from employment based upon his commission of any of the following:

               (i) an intentional act of fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company;

               (ii) intentional wrongful damage to property of the Company or any other willful gross misconduct that causes material economic harm to the Company or that brings substantial discredit to the Company's reputation;

               (iii)  intentional   wrongful  disclosure  of  trade  secrets  or
          confidential information of the Company;

               (iv) willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, including, but not limited to, a final, nonappealable conviction of an Optionee for commission of a felony involving moral turpitude; or

               (v) intentional breach of fiduciary duty owed to the Company involving personal profit.

         For the purpose of this Agreement, no act, or failure to act, on the part of the Optionee shall be deemed "intentional" unless the Board of Directors finds, in its sole discretion, that the act or failure to act was done, or omitted to be done, by the Optionee in other than good faith and without reasonable belief that his action or omission was in the best interest of the Company. Any determination that an Optionee has been terminated For Cause shall be made by the Board of Directors in its sole and absolute discretion.

         (f) "Change in Control" shall mean the first to occur of (i) a merger, consolidation, statutory share exchange or sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company that requires the consent or vote of the holders of the Parent's Common Stock, other than a consolidation, merger or share exchange of the Parent in which the holders of the Parent's Common Stock immediately prior to such transaction have the same proportionate ownership of common stock of the surviving corporation immediately after such transaction; (ii) the shareholders of the Parent approve any plan or proposal for the liquidation or dissolution of the Company; (iii) the cessation of control (by virtue of their not constituting a majority of Directors) of the Board of Directors of the Parent by the individuals (the "Continuing Directors") who (x) on the Effective Date were Directors or (y) become Directors after the date of this Agreement and whose election or nomination for election by the Parent's shareholders was approved by a vote of at least two-thirds of the Directors then in office who were Directors at the Effective Date or whose election or nomination for election was previously so approved; (iv) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of 21% or more of the voting power of the Parent's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who beneficially owned less than 15% of the voting power of the Parent's outstanding voting securities on the Effective Date, or the acquisition of beneficial ownership of an additional 6% of the voting power of the Parent's outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Parent's outstanding voting securities on the Effective Date; provided, however, that notwithstanding the foregoing, an acquisition shall not be described hereunder if the acquiror is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a wholly-owned subsidiary of the Parent or a corporation owned, directly or indirectly, by the shareholders of the Parent in the same proportions as their ownership of voting securities of the Parent or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (v) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

         (g) "Change in Control Price" shall mean the highest price per share paid in any transaction reported on the NYSE or such other exchange or market as is the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control at any time during the 60 day period immediately preceding such occurrence, in each case as determined by the Committee.

         (h) "Code" shall mean the Internal Revenue Code of 1986, as now or hereafter amended.

         (i) "Committee" shall mean the a Committee of the Board, not less than 2 in number, appointed by the Board, unless, and to the extent, the Board is required to, or expressly elects to, act as the Committee.

         (j) "Common Stock" shall mean the common stock, no par value, of the Parent.

         (k) "Company" shall mean the Parent, its Subsidiaries and Affiliates, except when it shall be appropriate to refer only to Probex Corp., then it shall be referred to as "Parent".

         (l) "Consultant" shall mean any person or entity who or which is engaged by the Company to render services but is not carried on the books of the Company as an employee, and any director of the Employer whether compensated for such services or not; provided that, in the event the Company registers any security under Section 12 of the Securities Exchange Act of 1934, as amended, the term Consultant shall thereafter not include Directors who are not compensated for their services and are paid only a director's fee by the Employer.

         (m) "Date of Grant" shall mean the date on which the Committee takes formal action to grant an Award, provided that it is followed, as soon as reasonably possible, by written notice to the Eligible Person receiving the Award.

         (n)  "Director" shall mean a member of the Board.

         (o) "Disability" shall mean a Holder's present incapacity resulting from an injury or illness (either mental or physical) which, in the reasonable opinion of the Committee based on such medical evidence as it deems necessary, will result in death or can be expected to continue for a period of at least twelve (12) months and will prevent the Holder from performing the normal services required of the Holder by the Company, provided, however, that such disability did not result, in whole or in part: (i) from chronic alcoholism;
(ii) from addiction to narcotics; (ii) from a felonious undertaking; or (iv) from an intentional self-inflicted wound.

         (p)  "Effective Date" shall mean July 22, 1999.

         (q) "Eligible Person" shall mean employees of the Company who have completed six months (or more) of employment or who are expressly designated as eligible by the Committee, Consultants, and Directors, in each case limited to those persons so described who the Committee determines have the capacity to substantially contribute to the success of the Company.

         (r) "Fair Market Value" shall mean, as of a particular date, the closing sale price of Shares, which shall be (i) if the Shares are listed or admitted for trading on any United States national securities exchange, the last reported sale price of the Shares on such exchange as reported in any newspaper of general circulation, or (ii) if the Shares are quoted on NASDAQ, the closing high bid quotation for such day on such system. If neither clause (i) nor clause
(ii) is applicable, the fair market value shall be determined by the Committee by any fair and reasonable means.

         (s) "Holder" shall mean, at each time of reference, each person (including, but not limited to an Optionee) with respect to whom an Award is in effect, except that where it should be appropriate to distinguish between a Holder with respect to an Option and a Holder with respect to a different type of Award, reference shall be made to Optionee; and provided further that to the extent provided under, and subject to the conditions of, the Award, it shall refer to the person who succeeds to the rights of the Holder upon the death of the Holder.

         (t) "Immediate Family" means any child, stepchild, grandchild, parent stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter- in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

         (u) "Incentive Stock Option" shall mean an Option that is an incentive stock option as defined in Section 422 of the Code.

         (v) "Non-qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

         (w) "Option" (when capitalized) shall mean any Incentive Stock Option and Non-qualified Stock Option granted under this Plan, except that, where it shall be appropriate to identify a specific type of Option, reference shall be made to the specific type of Option; provided, further, without limitation, that a single Option may include both Incentive Stock Option and Non-qualified Stock Option provisions.

         (x) "Optionee" shall mean a person to whom an Option is granted (often referred to as a Holder).

         (y) "Option Price" shall mean the price per Share which is required to be paid by the Optionee in order to exercise his right to acquire the Share under the terms of the Option.

         (z) "Option Proceeds" shall mean the cash proceeds received by the Company from the exercise of Options reduced by any such amounts previously used to purchase Reacquired Shares.

         (aa) "Outside Director" means a member of the Board who is not an officer or employee of the Company.

         (bb) "Parent" means Probex Corp., a Colorado corporation.

         (cc) "Performance  Award"  shall  mean  the  award   which  is  granted
contingent upon the attainment of the performance objectives during the Performance Period, all as described more fully in Section 13.

         (dd) "Performance Period" shall mean the period described in Section 13 with respect to which the performance objectives relate.

         (ee) "Plan" shall mean this 1999 Omnibus Stock and Incentive Plan For Probex Corp.

         (ff) "Plan Year" shall mean the Parent's fiscal year.

         (gg) "Potential Change In Control" shall mean the first to occur of (i) approval by shareholders of an agreement by the Parent, the consummation of which would result in a Change in Control; or (ii) the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or any Company employee benefit plan) of securities of the Company representing 5% or more of the combined voting power of the Parent's outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control has occurred for purposes of this Plan.

         (hh) "Reacquired Shares" shall mean Shares, if any, which are (i) delivered to the Company in full or partial payment of the Option Price of an Option, (ii) reacquired by the Company on the open market with the Option Proceeds, or (iii) designated by the Board as being deemed to have been reacquired as Reacquired Shares from authorized but unissued or treasury Shares as of a specific future date and at the deemed reacquisition price on the deemed reacquisition date; provided, in each case described in (ii) or (iii), that such reacquisition is specifically approved and directed in writing by the Board, and that, in the case of (iii) the deemed reacquisition price shall be the Fair Market Value of the Shares on the deemed reacquisition date; and provided, finally, that the aggregate of such Reacquired Shares may not exceed seventy-five percent (75%) of the aggregate Shares (excluding Reacquired Shares) authorized in Section 3, as Section 3 is amended at the time of reference.

         (ii) "Restriction(s)" shall mean the restrictions applicable to Available Shares subject to an Award which prohibit the "transfer" of such Available Shares, and which constitute "a substantial risk of forfeiture" of such Available Shares, as those terms are defined under Section 83(a)(1) of the Code.

         (jj) "Restricted Period" shall mean the period during which Restricted Shares shall be subject to Restrictions.

         (kk) "Restricted Shares" shall mean the Available Shares granted to an Eligible Person which are subject to Restrictions.

         (ll) "Restricted Share  Award"  shall  mean  the  award  of  Restricted
Shares.

         (mm) "Restricted Share Distributions" shall mean any amounts, whether Shares, cash or other property (other than regular cash dividends) paid or distributed by the Parent with respect to Restricted Shares during a Restricted Period.

         (nn) "Share(s)" shall mean a share or shares of Common Stock.

         (oo) "Spread" shall mean the difference between the Option Price of the Share(s), and the Fair Market Value of such Share(s), on the date of reference.

         (pp) "Subsidiary" shall mean any corporation (other than the Parent) in any unbroken chain of corporations beginning with the Parent if, at the time of the granting of the Award, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such unbroken chain.

         (qq) "1933 Act" shall mean the Securities Act of 1933, as amended.

         (rr) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

3.       Award of Available Shares.

         (a) As of the Effective Date, 2,750,000 Shares shall automatically, and without further action, become Available Shares, and as of March 30, 2000, on additional 3,000,000 Shares shall automatically, and without further action, become Available Shares. Thereafter, the number of Available Shares shall be increased automatically by the number of Reacquired Shares. To the extent any Award shall terminate, expire or be canceled, or the Award shall be paid in cash, the Available Shares subject to such Award (or with respect to which the Award is measured), shall remain Available Shares.

         (b) Notwithstanding the forgoing, Incentive Stock Options may not be issued in whole or in part with respect to Reacquired Shares; provided, further, that where an Award other than an Incentive Stock Option is granted at a time when Reacquired Shares are available for grant under the Plan (i.e. are not subject to a previous grant), for purposes of this Section 3(b) the Award shall be deemed granted with respect to Reacquired Shares, and to the extent an Award granted with respect to Reacquired Shares shall terminate, expire or be canceled, or the Award shall be paid in cash, the Available Shares subject to such Award (or with respect to which the Award is measured), shall remain Available Shares and continue to be considered Reacquired Shares for purposes of this Section 3(b). Further, notwithstanding any provision hereof to the contrary, no person whose compensation is subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive Awards during any Plan Year with respect to more than 1,100,000 shares. The Administrator shall maintain records sufficient to carry out the purposes of this Section 3(b).

4.       Conditions for Grant of Awards.

         (a) Without limiting the generality of the provisions hereof which deal specifically with each form of Award, Awards shall only be granted to such one or more Eligible Persons as shall be selected by the Committee; provided further, and without limitation, that nothing herein shall be deemed to prohibit the Committee from granting an Award contingent on the Eligible Person receiving the Award surrendering an existing Award.

         (b) In granting Awards, the Committee shall take into consideration the contribution the Eligible Person has made or may be reasonably expected to make to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting Awards under the Plan prescribe such other terms and conditions concerning such Awards as it deems appropriate, including, without limitation, relating an Award to achievement of specific goals established by the Committee or to the continued employment of the Eligible Person for a specified period of time, provided that such terms and conditions are not inconsistent with the provisions of this Plan.

         (c) Incentive Stock Options may be granted only to Employees, and all other Awards may be granted to either Employees, Consultants or Outside Directors.

         (d) The Plan shall not confer upon any Holder any right with respect to continuation of employment by, or consulting relationship with, the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment, consulting relationship or Directorship at any time, nor shall the reference to "Company" confer an employment relationship on a Consultant.

         (e) The Awards granted to Eligible Persons shall be in addition to regular salaries, pension, life insurance or other benefits related to their service to the Company. Neither the Plan nor any Award granted under the Plan shall confer upon any person any right to continuance of employment by the Company; and provided, further, that nothing herein shall be deemed to limit the ability of the Company to enter into any other compensation arrangements with any Eligible Person.

         (f) The Committee shall determine in each case whether periods of military or government service shall constitute a continuation of employment for the purposes of this Plan or any Award.

         (g) Notwithstanding any provision hereof to the contrary, each Award which in whole or in part involves the issuance of Available Shares may provide for the issuance of such Available Shares for consideration consisting of such consideration as the Committee may determine, including (without limitation) as compensation for past services rendered.

5.       Grant of Options.

         (a) The Committee may grant to Optionees from time to time Options alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash Awards made outside of the Plan, to purchase some or all of the Available Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Non-qualified Stock Option, shall be evidenced by a written agreement that shall contain such provisions as shall be selected by the Committee, which may incorporate the terms of this Plan by reference, and which clearly shall state whether it is (in whole or in part) an Incentive Stock Option or a Non-qualified Stock Option.

         (b) The aggregate Fair Market Value (determined as of the Date of Grant) of the Available Shares with respect to which any Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year under the Plan and all such plans of the Company (as defined in Section 425 of the Code) shall not exceed $100,000.

         (c) A Non-qualified Stock Option shall not be transferable by the Holder without the prior written consent of the Committee other than (i) transfers by the Holder to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family, or
(ii) transfers by will or by the laws of descent and distribution. An Incentive Stock Option shall not be transferable by the Holder otherwise than by will or by the laws of descent and distribution. All Options shall be exercisable, during the Holder's lifetime, only by the Holder.

         (d) In the case of a Non-qualified Stock Option or a Holder who elects to make a disqualifying disposition (as defined in Section 422(a)(1) of the Code) of Shares acquired pursuant to the exercise of an Incentive Stock Option, the Committee may provide that, at such time as the Company files an income tax return on which it shows taxable income, or upon the later exercise of the Non-qualified Stock Option or disqualifying disposition of an Incentive Stock Option, the Optionee will be paid a cash bonus in an amount equal to some or all of the federal and state, if any, income tax incurred (or deemed incurred) by the Holder (i) as a result of such exercise or disqualifying disposition, and
(ii) as a result of the payment of such cash bonus; and provided, further, that the amount of such cash bonus may be expressed in the case of an Non-Qualified Stock Option as a percentage of the Spread on the date of exercise, and may be expressed in the case of a disqualifying disposition as a percentage of the ordinary income reportable as a result of such disqualifying disposition; provided, further, that in each case the Committee shall determine the percentage in its sole discretion and separately with respect to each Optionee and each Option.

         (e) If the Option agreement so provides at Date of Grant or (except in the case of an Incentive Stock Option) is amended after Date of Grant and prior to exercise to so provide (with the Holder's consent), the Committee may require that all or part of the Shares to be issued with respect to the Spread take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the transferability and forfeiture restrictions involved.

         (f) Without limitation, the Committee may condition the exercise of any Option upon the attainment of specified performance goals or other factors as the Committee may determine in its sole discretion. Unless specifically provided to the contrary in the Option agreement, any such performance conditioned Option shall vest twelve (12) months prior to its expiration if the conditions to exercise have not theretofore been satisfied.

6.       Option Price.

         (a) The Option Price shall be any price determined by the Committee; provided, however, that in the case of an Incentive Stock Option, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value per Share (as reasonably determined in the sole discretion of the Committee) on the Date of Grant.

         (b) Unless further limited by the Committee in any Option, the Option Price shall be paid solely in cash, by certified or cashier's check, by wire transfer, by money order, with Shares (but only to the extent expressly permitted under the terms of the Option), or by a combination of the above; provided, however, that the Committee, in its discretion, may accept a personal check in full or partial payment. Without limitation, in the Committee's sole discretion (but only to the extent expressly permitted under the terms of the Option), the Option Price of an Option can be paid in full or in part by the surrender of Vested Shares subject to the Option or to any other Award hereunder. If the Option Price is permitted to be, and is, paid in whole or in part with Shares, the value of the Share(s) surrendered shall be their Fair Market Value on the date they are delivered to the Company.

7. Exercise of Options. An Option shall be deemed exercised when (i) the Committee has received written notice of such exercise in accordance with the terms of the Option, and (ii) full payment of the aggregate Option Price of the Available Shares as to which the Option is exercised has been made. Separate stock certificates shall be issued by the Parent for any Available Shares acquired as a result of exercising an Incentive Stock Option and a Non-qualified Stock Option.

8.       Exercisability of Options.

         (a) Each Option shall become exercisable in whole or in part and cumulatively, and shall expire, according to the terms of the Option to the extent not inconsistent with the express provisions of this Plan; provided, further and without limitation, that each Option may have a different maximum period of exercisability prior to its expiration date.

         (b) The Committee, in its sole discretion, may accelerate the date on which all or any portion of an otherwise unexercisable Option may be exercised or a restriction will lapse.

9.       Termination of Option Period.

         (a) As provided in Section 5, and without limitation, each Option shall be evidenced by an agreement that may contain any provisions selected by the Committee; provided, however, that in each case, unless terminated earlier under the express terms of the Option, the unexercised portion of an Option shall automatically and without notice terminate and become null and void on the earlier of (i) the date that Optionee ceases to be employed by the Company, if such cessation is for Cause, (ii) the anniversary of the date of the Optionee's cessation of employment by reason of Optionee's death, (iii) the three month anniversary of the date of Optionee's cessation of employment by reason of Optionee's Disability, (iv) the tenth (10th) anniversary of the Date of Grant; and (v) solely in the case of an Incentive Stock Option, three months after the date that Optionee ceases to be employed by the Company regardless of the reason therefor, other than a cessation by reason of death, in which case the date of termination may be extended under the terms of the Incentive Stock Option agreement.

         (b) Notwithstanding any provision of Section 15(a) to the contrary, if provided in an Option, the Committee may, by giving written notice ("Cancellation Notice"), cancel, effective upon the date of the consummation of any of the transactions described in Subsection 15(a), all or any portion of such Option which remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval of such corporate transaction.

10. Incentive Stock Options for 10% Shareholder. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly (or indirectly through attribution under Section 425(d) of the Code) at the Date of Grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (as defined in Section 425 of the Code) at the Date of Grant, unless the Option Price of such Incentive Stock Option is at least 110% of the Fair Market Value on the Date of Grant of the Available Shares subject to such Incentive Stock Option, and the period during which the Incentive Stock Option may be exercised does not exceed five (5) years from the Date of Grant.

11. Non-qualified Stock Options. Non-qualified Stock Options may be granted hereunder and shall contain such terms and provisions as shall be determined by the Committee, except that each such Non-qualified Stock Option (i) must be clearly designated as a Non-qualified Stock Option; (ii) may be granted for Available Shares which become exercisable in excess of the limits contained in Subsection 5(b); and (iii) shall not be subject to Section 10 hereof. If both Incentive Stock Options and Non-qualified Stock Options are granted to an
Optionee, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type.

12.      Restricted Share Awards.

         (a) Each Restricted Share Award shall be evidenced by an agreement that may contain any provisions selected by the Committee, and not expressly in conflict with a provision of the Plan. Except as otherwise provided in the express terms and conditions of each Restricted Share Award, the Eligible Person receiving the Restricted Share Award shall have all of the rights of a shareholder with respect to such Restricted Shares including, but not limited to, voting rights and the right to receive any dividends paid, subject only to the retention provisions of the Restricted Share Distributions.

         (b) The Restrictions on Restricted Shares shall lapse in whole, or in installments, over whatever Restricted Period shall be selected by the Committee; provided, however, that a complete lapse of Restrictions always shall occur on or before the 9th anniversary of the Date of Grant.

         (c) The Committee may accelerate the date on which Restrictions lapse with respect to any Restricted Shares.

         (d) During the Restricted Period, the certificates representing the Restricted Shares, and any Restricted Share Distributions, shall be registered in the Holder's name and bear a restrictive legend disclosing the Restrictions, the existence of the Plan, and the existence of the applicable agreement granting such Restricted Share Award. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit the transfer to the Company of all or any portion of the Restricted Shares, and any assets constituting Restricted Share Distributions, which shall be forfeited in accordance with the applicable agreement granting such Restricted Share Award. Restricted Shares shall constitute issued and outstanding Common Stock for all corporate purposes and the Holder shall have all rights, powers and privileges of a Holder of unrestricted Shares except that the Holder will not be entitled to delivery of the stock certificates until all Restrictions shall have terminated, and the Company will retain custody of all related Restricted Share Distributions (which will be subject to the same Restrictions, terms, and conditions as the related Restricted Shares) until the conclusion of the Restricted Period with respect to the related Restricted Shares; and provided, further, that any Restricted Share Distributions shall not bear interest or be segregated into a separate account but shall remain a general asset of the Company, subject to the claims of the Company's creditors, until the conclusion of the applicable Restricted Period; and provided, finally, that any material breach of any terms of the agreement granting the Restricted Share Award, as reasonably determined by the Committee will cause a forfeiture of both Restricted Shares and Restricted Share Distributions.

13.      Performance Awards.

         (a) The Committee may grant Performance Awards, which may in the sole discretion of the Committee represent a Share or be related to the increase in value of a Share, or be contingent on the Company's achievement of the specified performance measures during the Performance Period, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Restricted Share Awards or Options valued by reference to earnings per Share or Subsidiary performance, may be granted either alone, in addition to, or in tandem with, other Awards and cash awards made outside of the Plan. The Committee shall establish the performance measures for each

Performance Period, and such performance measures, and the duration of any Performance Period, may differ with respect to each Eligible Person who receives a Performance Award, or with respect to separate Performance Awards issued to the same Eligible Person. The performance measures, the medium of payment, the Performance Period(s) and any other conditions to the Company's obligation to pay such Performance Award in full or in part, shall be set forth in the written agreement evidencing each Performance Award.

         (b) Unless otherwise expressly provided in the agreement evidencing the Performance Award, the Holder of the Performance Award must remain employed by the Company until the end of the Performance Period in order to be entitled to any payment under such Performance Award; provided, however, that the Committee expressly may provide in the agreement granting such Performance Award that such Holder may become entitled to a specified portion of the amount earned under such Performance Award based on one or more specified period(s) of time between the Date of Grant of such Performance Award and such Holder's termination of employment by the Company prior to the end of the Performance Period.

14.      Acceleration.

         (a) In the event the Holder's termination of employment with the Company is by reason of the Holder's death, all Awards granted to the Holder shall become fully exercisable, nonforfietable, or the Restricted Period shall terminate as the case may be (hereafter, in this Section 14, such Award shall be "accelerated").

         (b) In the event of either a Change in Control, or a Potential Change in Control, unless otherwise expressly provided by the Committee prior to such event, (i) all Awards, shall become fully exercisable, nonforfeitable, or the Restricted Period shall terminate, as the case may be (hereafter, in this Section 14, such Award shall be "accelerated") and (ii) the value of all outstanding Non-qualified Stock Options, Restricted Stock, and Outside Director Options shall be cashed out on the basis of the Change in Control Price, effective as the date of the Change in Control, or on such other date as the Committee may determine prior to the Change in Control.

         (c) Notwithstanding any provisions hereof to the contrary, if an Award is accelerated under Subsection 14(a) or (b), the portion of the Award which is accelerated is limited to that portion which can be accelerated without causing the Holder to have an "excess parachute payment" as determined under Section 280G of the Code, determined by taking into account all of the Holder's "parachute payments" determined under Section 280G of the Code, all as reasonably determined by the Committee.

15.      Adjustment of Available Shares.

         (a) If at any time while the Plan is in effect or Awards with respect to Available Shares are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                     (i) appropriate adjustment shall be made in the maximum number of Available Shares which may be granted under Section 3, and in the Available Shares which are then subject to each Award, so that the same proportion of the Parent's issued and outstanding Common Stock shall continue to be subject to grant under Section 3, and to such Award, and

                     (ii) in addition, and without limitation, in the case of each Award (including, without limitation, Options) which requires the payment of consideration by the Holder in order to acquire Shares, an appropriate adjustment shall be made in the consideration (including, without limitation the Option Price) required to be paid to acquire the each Share, so that (i) the aggregate consideration to acquire all of the Shares subject to the Award remains the same and, (ii) so far as possible (and without disqualifying an Incentive Stock Option) as reasonably determined by the Committee in its sole discretion, the relative cost of acquiring each Share subject to such Award remains the same.

         (b) The Committee may change the terms of Options outstanding under this Plan, with respect to the Option Price or the number of Available Shares subject to the Options, or both, when, in the Committee's judgment, such adjustments become appropriate by reason of a corporate transaction (as defined in Treasury Regulation ss. 1.425-1(a)(1)(ii)); provided, however, that if by reason of such corporate transaction an Incentive Stock Option is assumed or a new option is substituted therefore, the Committee may only change the terms of such Incentive Stock Option such that (i) the excess of the aggregate Fair Market Value of the Shares subject to option immediately after the substitution or assumption, over the aggregate option price of such Shares, is not more than the excess of the aggregate Fair Market Value of all Available Shares subject to the Option immediately before such substitution or assumption over the aggregate Option Price of such Available Shares, and (ii) the new option, or the assumption of the old Incentive Stock Option does not give the Optionee additional benefits which he did not have under the old Incentive Stock Option.

         (c) Except as otherwise expressly provided herein, the issuance by the Parent of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale to an unrelated party or for Fair Market Value, or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Parent convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to Available Shares subject to Awards granted under the Plan.

         (d) Without limiting the generality of the foregoing, the existence of outstanding Awards with respect to Available Shares granted under the Plan shall not affect in any manner the right or power of the Parent to make, authorize or consummate (1) any or all adjustments, recapitalizations, reorganizations or other changes in the Parent's capital structure or its business; (2) any merger or consolidation of the Parent; (3) any issue by the Parent of debt securities, or preferred or preference stock which would rank above the Available Shares subject to outstanding Awards; (4) the dissolution or liquidation of the Parent;
(5) any sale,
transfer or assignment of all or any part of the assets or business of the Company; or (6) any other corporate act or proceeding, whether of a similar character or otherwise.

16. Transferability of Awards. Each Award shall provide that such Award shall not be transferable by the Holder otherwise than by will or the laws of descent and distribution, or, if so provided in the Award and approved in writing by the Committee (in its sole discretion), (a) that such Award is transferable, in whole or in part, without payment of consideration, to members of the Holder's Immediate Family, to trusts for such Immediate Family members, or to partnerships whose only partners are such Immediate Family members, or (b) to a person or other entity for which the Holder is entitled to a deduction for a "charitable contribution" under Section 170(a)(i) of the Code (provided, in each such case that no further transfer by any such permitted transferee(s) shall be permitted).

17. Issuance of Shares. No Holder or other person shall be, or have any of the rights or privileges of, the owner of Shares subject to an Award unless and until certificates representing such Common Stock shall have been issued and delivered to such Holder or other person. As a condition of any issuance of Common Stock, the Committee may obtain such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                     (i) a representation, warranty or agreement by the Holder to the Parent, at the time any Shares are transferred, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                     (ii) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         Share certificates issued to the Holder receiving such Shares who are parties to any shareholders agreement or any similar agreement shall bear the legends contained in such agreements. Notwithstanding any provision hereof to the contrary, no Shares shall be required to be issued with respect to an Award unless counsel for the Parent shall be reasonably satisfied that such issuance will be in compliance with applicable Federal or state securities laws.

18.      Administration of the Plan.

         (a) The Plan shall be administered by the Committee and, except for the powers reserved to the Board in Section 21 hereof, the Committee shall have all of the administrative powers under Plan. If a Committee is not appointed by the Board at the time of reference, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board. Notwithstanding the forgoing, no member of the Committee may be present at discussions concerning, or vote on, matters which materially affect his Award.

Notwithstanding any provision of the Plan to the contrary, the Board, exclusive of the non- employee Directors, shall act exclusively as the Committee with respect to all matters relating to the granting of, and administration of the Plan with respect to, Awards to non-employee Directors.

         (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan and, without limitation, may delegate all of what, in its sole discretion, it determines to be ministerial duties to an officer of the Parent. The determinations under, and the interpretations of, any provision of the Plan or an Award by the Committee shall, in all cases, be in its sole discretion, and shall be final and conclusive.

         (c) Any and all determinations and interpretations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting duly called, with at least 3 days prior notice and a general explanation of the subject matter given to each member, or (ii) without a meeting, by the written approval of all members of the Committee.

         (d) No member of the Committee shall be liable for any action taken or omitted to be taken by him or by any other member of the Committee with respect to the Plan, and to the extent of liabilities not otherwise insured under a policy purchased by the Company, the Company does hereby indemnify and agree to defend and save harmless any member of the Committee with respect to any liabilities asserted or incurred in connection with the exercise and performance of their powers and duties hereunder, unless such liabilities are judicially determined to have arisen out of such member's gross negligence, fraud or bad faith. Such indemnification shall include attorney's fees and all other costs and expenses reasonably incurred in defense of any action arising from such act of commission or omission. Nothing herein shall be deemed to limit the Company's ability to insure itself with respect to its obligations hereunder.

         (e)In particular, and without limitation, the Committee shall have the authority, consistent with the terms of the Plan:

                     (i) to select the officers, key employees of and con-sultants to the Company to whom Awards may from time to time be granted hereunder;

                     (ii) to determine whether and to what extent Awards are to be granted hereunder to one or more eligible persons;

                     (iii) to determine the number of Shares to be covered by each such Award granted hereunder;

                     (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the Agreed Value and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by the Plan;

                     (v) to determine whether and under what circumstances an Option may be settled in cash or Restricted Shares instead of Shares;

                     (vi) to determine whether, to what extent, and under what circumstances Awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other Awards under the Plan and/or cash awards made outside of the Plan;

                     (vii) to determine whether and to what extent, and under what circumstances Shares and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Holder (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period); and

                     (viii) to determine whether to require payment of tax withholding requirements in Shares and to impose any holding period required to satisfy Section 16 under the Exchange Act.

         (f) The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan; provided, however, that to the extent that this Plan otherwise requires the approval of the Board or the shareholders of the Parent, all decisions of the Committee shall be subject to such Board or shareholder approval. Subject to the foregoing, and without limitation, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Holders.

19. Tax Withholding. On or immediately prior to the date on which a payment is made to a Holder hereunder or, if earlier, the date on which an amount is required to be included in the income of the Holder as a result of an Award, the Holder shall be required to pay to the Company, in cash or in Shares (including, but not limited to, the reservation to the Company of the requisite number of Available Shares otherwise payable to such Holder with respect to such Award) the amount which the Company reasonably determines to be necessary in order for the Company to comply with applicable federal or state tax withholding requirements, and the collection of employment taxes, if applicable; provided, further, that the Committee may require that such payment be made in cash.

20.      Interpretation.

         (a) If any provision of the Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

         (b) This  Plan shall be governed by the laws of the State of Texas.

         (c) Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Plan.

         (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         (e) The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Holder, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

         (f) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

21. Amendment and Discontinuation of the Plan. The Board, or the Committee (subject to the prior written authorization of the Board), may from time to time amend the Plan or any Award; provided, however, that [except to the extent provided in Section 9(b) and 15 hereof] if there are Incentive Stock Options outstanding on the date of amendment, no such amendment may, without approval by the shareholders of the Parent, (a) increase the number of Available Shares with respect to which Incentive Stock Options may be granted, or change the class of Eligible Persons to which Incentive Stock Options may be granted, (b) permit the granting of Incentive Stock Options which expire beyond the maximum 10-year period described in Subsection 9(a)(iv) or beyond the period described in Subsection 9(a)(v), or (c) extend the termination date of the Plan as set forth in Section 23 with respect the granting of Incentive Stock Options; and provided, further, that no amendment or suspension of the Plan or any Award issued hereunder shall, except as specifically permitted in this Plan or under the terms of such Award, substantially impair any Award previously granted to any Holder without the consent of such Holder.

22. Section 83(b) Election. If as a result of receiving an Award, a Holder receives Restricted Shares subject to a "substantial risk of forfeiture", then such Holder may elect under Section 83(b) of the Code to include in his gross income, for his taxable year in which the Restricted Shares are transferred to him, the excess of the Fair Market Value (determined without regard to any Restriction other than one which by its terms will never lapse), of such Restricted Shares at the Date of Grant, over the amount paid for the Restricted Shares. If the Holder makes the Section 83(b) election described above, the Holder shall (i) make such election in a manner that is satisfactory to the Committee, (ii) provide the Committee with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and
(iv) agree to such federal and state income withholding as the Committee may reasonably require in its sole and absolute discretion.

23. Effective Date and Termination Date. The Plan shall be effective as of its Effective Date, and shall terminate on the tenth anniversary of such Effective Date.

                                                              PROBEX CORP.



                                                              ------------------

--------------------------------------------------------------------------------
                                                  PROBEX CORP.
      PROXY                       1467 LEMAY, SUITE 111, CARROLLTON, TEXAS 75007
                                        SPECIAL MEETING OF STOCKHOLDERS
                                                July 19, 2000
--------------------------------------------------------------------------------

        The undersigned hereby appoints Thomas G. Plaskett and Bruce A. Hall, or either of them, with full power of substitution in each, proxies (and if the undersigned is a proxy, substitute proxies) to vote all Common Stock of the undersigned in Probex Corp. at the Special Meeting of Stockholders to be held at 1467 LeMay, Suite 111, Carrollton, Texas 75007, at 9:00 a.m., local time, on July 19, 2000, and at any adjournments or postponements thereof, as specified below:

   1. PROPOSAL TO APPROVE THE 1999 OMNIBUS STOCK AND INCENTIVE PLAN, AS AMENDED AND RESTATED.

           |_|  FOR                  |_|  AGAINST                   |_|  ABSTAIN

   2. In their discretion, the proxies (and if the undersigned is a proxy, any substitute proxies) are authorized to vote upon such other business as may properly come before the Special Meeting.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposal to approve the 1999 Omnibus Stock and Incentive Plan, as amended and restated.

Please sign name exactly as it appears on stock certificate. When shares held by joint tenants all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

----------------------------            ---------------------------------------
Printed Name                             Signature

Dated: _______________, 2000            ________________________________________
                                         Title

    This Proxy is solicited by the Board of Directors. If no specification is made, this Proxy will be voted FOR the proposal to approve the 1999 Omnibus
               Stock and Incentive Plan, as amended and restated.